Segment information	12 Months Ended
Dec. 31, 2013
Segment Reporting [Abstract]
Segment information
Segment information

Operating segments

We provide harsh environment offshore drilling services to the oil and gas industry. The Company’s performance is reviewed by the chief operating decision maker as one single business segment, mobile units.

Geographic segment data

Revenues are attributed to geographical segments based on the country of operations for drilling activities; that is, the country where the revenues are generated. The following presents the Company’s revenue by geographic area:

	Year ended December 31,
(In millions of U.S. dollars)	2013	2012	2011
Norway	1,121.7	815.2	867.4
United Kingdom	176.4	229.5	70.6
Ireland	26.2	—	—

Total	1,324.3	1,044.7	938.0

As of December 31, 2013, one of the Company’s drilling rigs, with a net book value of $698.0 million, were located in the United Kingdom and all other rigs were located in Norway. At December 31, 2012, two drilling rigs, with a net book value of $1,111.0 million, where located in United Kingdom and all other rigs were located in Norway. Asset location at the end of the period is not necessarily indicative of the geographic distribution of the revenues or operating profits generated by such assets during the period.